EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND

Supplement to Summary Prospectus dated March 1, 2022 as revised July 1, 2022

The following change is effective January 1, 2023:

The following is added to “Management”:

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

December 30, 2022	41739 12.30.22